UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 5, 2007

Parametric Technology Corporation

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

0-18059	04-2866152
(Commission File Number)	(IRS Employer Identification No.)

140 Kendrick Street
Needham, Massachusetts	02494-2714
(Address of Principal Executive Offices)	(Zip Code)

(781) 370-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On July 5, 2007, Parametric Technology Corporation issued a press release announcing preliminary financial results for its third fiscal quarter ended June 30, 2007. A copy of the press release is furnished herewith as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	A copy of the press release issued by Parametric Technology Corporation on July 5, 2007 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parametric Technology Corporation

Date: July 5, 2007	By:	/s/ Cornelius F. Moses, III
Cornelius F. Moses, III
Executive Vice President and Chief Financial Officer

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